Exhibit 10.5

KIOR, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 21, 2013, by and among KiOR, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the persons or entities listed on Exhibit A hereto (the “Purchasers”).

WHEREAS:

In connection with the Senior Secured Convertible Promissory Note Purchase Agreement, dated as of October 18, 2013, by and among the Company, the Purchasers and the other parties thereto (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Purchasers (i) the Notes (as defined in the Purchase Agreement) and (ii) subject to the closing of a Financing Event (as defined in the Purchase Agreement), shares of Class A Common Stock (which, together with the Conversion Shares are referred to herein as the “Shares”).

To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.     DEFINITIONS.

A.            As used in this Agreement, the following terms shall have the following meanings:

i.     “Class A Common Stock” means shares of the Company’s Class A Common Stock, $0.0001 par value per share.

ii.     “Conversion Shares” means shares of Class A Common Stock issued or issuable upon conversion of the Notes.

iii.     “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities.

iv.     “Purchasers” means the Purchasers and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

v.     “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

vi.     “Registrable Securities” means (a) the Shares and (b) any shares of capital stock issued or issuable, from time to time (with any adjustments), in respect of the Shares by virtue of any stock split, stock dividend, recapitalization or similar event; provided, however, that shares of Class A Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the earliest of (A) the date such shares become eligible for sale pursuant to Rule 144(b)(1)(i) under the Securities Act; provided that a period of at least one year, as determined in accordance with paragraph (d) of Rule 144 under the Securities Act, has elapsed since the later of the date such shares were acquired from the Company or an affiliate of the Company, (B) the date that such shares are sold (I) pursuant to a registration statement, (II) to or through a broker, dealer or underwriter in a public securities transaction and/or (III) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act such that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, (C) five (5) years after the date of this Agreement, or (D) any sale or transfer to any person or entity which by virtue of Section 10 of this Agreement is not entitled to the rights provided by this Agreement.

vii.     “Registration Statement” means a registration statement of the Company under the Securities Act (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements, each, as defined below).

viii.     “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff (ii) any written or oral guidance, requirements or requests by the SEC staff to the Company and (iii) the Securities Act.

ix.     “Stock Purchase Agreement” means the Class A Common Stock Purchase Agreement, dated on or about the date hereof, by and among the Company and the parties thereto.

x.     “Stock Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, by and among the Company and the parties thereto, entered into in conjunction with the Stock Purchase Agreement.

B.             Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

2.             REGISTRATION.

A.            MANDATORY REGISTRATION.

i.     The Company shall file with the SEC and use its reasonable best efforts to cause to become effective a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a Registration of all of the Registrable Securities) covering the resale of the Registrable Securities as soon as practicable and in no event later than the date that is six months after the date hereof (the “Initial Registration Statement”). The Initial Registration Statement filed hereunder, to the extent allowable under the Securities Act, shall state that such Initial Registration Statement also covers such indeterminate number of additional shares of Class A Common Stock as may become issuable upon conversion of the Conversion Shares to prevent dilution resulting from stock splits, stock dividends or similar transactions.

ii.     Notwithstanding the registration obligations set forth in this Section 2, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company shall promptly inform each of the Purchasers and use its commercially reasonable efforts to (a) file amendments to the Initial Registration Statement as required by the SEC and/or (b) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09 of the rules adopted under the Securities Act.

iii.     Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by (a) Registrable Securities not acquired pursuant to the Purchase Agreement (whether pursuant to registration rights or otherwise) and, if Registrable Securities (as defined in the Stock Registration Rights Agreement) are included in such offering, Registrable Securities (as defined in the Stock Registration Rights Agreement) not acquired pursuant to the Stock Purchase Agreement and (b) second by Registrable Securities that are Shares and, if Registrable Securities (as defined in the Stock Registration Rights Agreement) are included in such offering, Registrable Securities (as defined in the Stock Registration Rights Agreement) that are shares issued pursuant to the Stock Purchase Agreement (applied, in the case that some shares may be registered, to all such holders on a pro rata basis based on the total number of unregistered shares held by all such holders, subject to a determination by the SEC that the shares of certain holders must be reduced first based on the number of shares held by such holders).

iv.     In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clause ii. above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or the SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

v.     In no event shall the Company include any securities other than Registrable Securities and Registrable Securities (as defined in the Stock Registration Rights Agreement) on any Registration Statement (or enter into any agreement which would require the Company to include any securities other than the Registrable Securities and Registrable Securities (as defined in the Stock Registration Rights Agreement)) on any Registration Statement filed pursuant to this Section 2.A. without the prior written consent of the Purchasers holding at least a majority of the Registrable Securities then outstanding.

B.            ALTERNATIVE REGISTRATION.

i.     Without limiting the obligations of the Company pursuant to Section 2.A or any remedy available to the Purchasers for the breach thereof, if the Company cannot effect a registration pursuant to Section 2(A) hereof, and the Company receives a request from one or more Purchasers that the Company file a Registration Statement on Form S-1 with respect to at least twenty five percent (25%) of the Registrable Securities, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Purchasers; and (y) as soon as practicable, and in any event within seventy-five (75) days after the date such request is given by the Initiating Holders, file a Registration Statement on Form S-1 under the Securities Act covering all Registrable Securities that the Purchasers have requested to be registered as specified by notice given by each such Purchaser to the Company within twenty (20) days of the date the Demand Notice is given. If the Purchasers intend to distribute the Registrable Securities covered by their request by means of an underwriting, the right of any Purchaser to include such Purchaser’s Registrable Securities in such registration shall be conditioned upon such Purchaser’s participation in such underwriting and the inclusion of such Purchaser’s Registrable Securities in the underwriting to the extent provided herein. In the event the Purchasers intend to distribute the Registrable Securities by means of an underwriting, and the underwriters advise the Purchasers in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of Registrable Securities that may be included in the underwriting shall be allocated among such Purchasers, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Purchaser or in such other proportion as shall mutually be agreed to by all such selling Purchasers and other selling holders; provided that if any Registrable Securities (as defined in the Stock Registration Rights Agreement) are included in such underwriting, then the number of Registrable Securities that may be included in the underwriting shall be allocated among the Purchasers requesting registration and the other holders of Registrable Securities (as defined in the Stock Registration Rights Agreement) requesting registration, in proportion (as nearly as practicable) to the number of Registrable Securities and Registrable Securities (as defined in the Stock Registration Rights Agreement) owned by each Purchaser or other selling holder or in such other proportion as shall mutually be agreed to by all such selling Purchasers and other selling holders. The Company shall have no obligation to effect, or to take any action to effect, any registration pursuant to this Section 2(B)(i) after the Company has effected two registrations pursuant to this Section 2(B)(i).

ii.     Without limiting any obligation of the Company hereunder or under the Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Purchasers) any of its Class A Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Purchaser notice of such registration. Upon the request of each Purchaser given within twenty (20) days after such notice is given by the Company, the Company shall cause to be registered all of the Registrable Securities that each such Purchaser has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(B)(ii) before the effective date of such registration, whether or not any Purchaser has elected to include Registrable Securities in such registration. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to this Section 2(B)(ii), the Company shall not be required to include any of the Purchasers’ Registrable Securities in such underwriting unless the Purchasers accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not adversely impact the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their discretion determine would adversely impact the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not adversely impact the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Purchasers in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Purchaser or in such other proportions as shall mutually be agreed to by all such selling Purchasers. Notwithstanding the foregoing, in no event shall the number of Registrable Securities and Registrable Securities (as defined in the Stock Registration Rights Agreement) included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering..

C.             PAYMENTS BY THE COMPANY.

i.     If the Initial Registration Statement or the New Registration Statement, as the case may be, is not declared effective by the SEC on or before 180 days from the date of this Agreement (the “Registration Deadline”) or, (ii) if, after a Registration Statement has been declared effective by the SEC, sales of any of the Registrable Securities covered by such Registration Statement cannot be made pursuant to such Registration Statement because such Registration Statement has been suspended (by reason of a stop order or the Company’s failure to update the Registration Statement or otherwise) except as a result of a permitted Suspension under Section 9, or is otherwise no longer effective, then, without limiting the remedies available to Purchasers pursuant to Section 2(C)(iv), then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2(C), as liquidated damages and not as a penalty for such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall constitute the Purchasers exclusive monetary remedy). In such event, the Company shall pay to each Purchaser an amount equal to one and one-half percent (1.5%) of the aggregate purchase price paid by Purchaser pursuant to the Purchase Agreement for the Shares with respect to which any unregistered Registrable Securities are then held by the Purchaser for each consecutive or non-consecutive thirty (30) day period after the Registration Deadline and prior to the date the Initial Registration Statement or the New Registration Statement, as the case may be, is declared effective by the SEC, or during which sales of any Registrable Securities covered by a Registration Statement cannot be made pursuant to any such Registration Statement after the Registration Statement has been declared effective; provided, however, that there shall be excluded from each such period any delays which are attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Purchasers) required by the Purchasers in the Registration Statement with respect to information relating to the Purchasers, including, without limitation, changes to the plan of distribution. Such amounts shall be paid in cash within five (5) Trading Days after the end of each thirty (30) day period that gives rise to such obligation.

ii.     Notwithstanding the foregoing, in no event shall the Company be obligated to make payments hereunder (a) to more than one Purchaser in respect of the same Registrable Securities for the same period of time or (b) to any one Purchaser in an aggregate amount that exceeds ten percent (10%) of the aggregate price paid by such Purchaser for such Shares.

iii.     The Company shall not be liable for liquidated damages under this Agreement as to any Registrable Securities which are not permitted by the SEC to be included in the Initial Registration Statement or the New Registration Statement due solely to SEC Guidance relating to the inclusion of such Registrable Securities in a Registration Statement from the time that it is determined that such Registrable Securities are not permitted to be registered. In such case, the liquidated damages shall be calculated to only apply to the Registrable Securities which are permitted in accordance with SEC Guidance relating to the inclusion of such Registrable Securities in a Registration Statement to be included in such Initial Registration Statement or such New Registration Statement.

iv.     Notwithstanding the foregoing, nothing shall preclude the Purchaser from pursuing or obtaining any available specific performance or other equitable relief in accordance with applicable law.

3.             OBLIGATIONS OF THE COMPANY.

In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

A.     The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each Registration Statement as may be necessary to keep each such Registration Statement effective pursuant to Rule 415 at all times until no Registrable Securities thereunder remain outstanding (the “Registration Period”), and, during such period, comply with the provisions of the Securities Act in order to enable the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

B.     In connection with the Company’s registration obligations hereunder, the Company shall (a) not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), (i) furnish to each Purchaser copies of such Registration Statement, prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of the Purchasers (it being acknowledged and agreed that if a Purchaser does not object to or comment on the aforementioned documents within such five (5) Trading Day or one (1) Trading Day period, as the case may be, then such Purchaser shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which any Purchaser reasonably objects in good faith; provided that, the Company is notified of such objection in writing within the five (5) Trading Day or one (1) Trading Day period described above, as applicable.

C.     The Company will use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

D.     In connection with the effectiveness of each Registration Statement, the Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement within one (1) Trading Day of the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective; and such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.

E.     The Company shall use its reasonable best efforts to (i) register and qualify the Registrable Securities covered by Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as each Purchaser who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(C), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

F.     The Company shall notify each Purchaser who holds Registrable Securities of the time when a supplement to any prospectus forming a part of a Registration Statement has been filed and of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus. If the Company has delivered a Prospectus and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify each Purchaser who holds Registrable Securities covered by such prospectus and, if requested, such Purchasers shall immediately cease making offers of Registrable Securities pursuant to such prospectus and return all copies of such prospectus to the Company. The Company shall promptly provide the Purchasers with revised prospectuses and, following receipt of the revised prospectuses, the Purchasers shall be free to resume making offers of the Registrable Securities.

G.     The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Initial Registration Statement or the New Registration Statement, as applicable.

H.     The Company shall cooperate with the Purchasers who hold Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be offered pursuant to the Registration Statements and enable such certificates to be in such denominations or amounts, as the case may be, as Purchasers may reasonably request and registered in such names as the Purchasers may request.

I.     At the reasonable request of any Purchaser holding Registrable Securities covered by a Registration Statement, the Company shall prepare and file with the SEC such amendments (including post effective amendments) and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

J.     The Company shall use its reasonable best efforts to cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or trading system on which similar securities issued by the Company are then listed.

K.     The Company shall cooperate with any registered broker though which a Purchaser proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any of the Purchasers and the Company shall pay the filing fee required for such filing within two (2) business days of the request therefor.

4.             OBLIGATIONS OF THE PURCHASERS. In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

A.     It shall be a condition precedent to the obligations of the Company under Sections 2 and 3 with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Trading Days prior to the first anticipated filing date of the Initial Registration Statement or the New Registration Statement, as the case may be, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

B.     Each Purchaser, by such Purchaser’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from such Registration Statement.

C.     Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(D) or 9, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3(D) or 9.

5.             EXPENSES OF REGISTRATION. All reasonable expenses incurred by the Company or the Purchasers in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements of one counsel selected by the Purchasers, shall be borne by the Company, excluding underwriting discounts, selling commissions and similar costs which shall be borne by the Purchasers.

6.             INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

A.     To the fullest extent permitted by law, notwithstanding any termination of this Agreement, the Company will indemnify, hold harmless and defend (i) each Purchaser who holds such Registrable Securities, each of their (ii) the directors, officers, partners, members, managers, stockholders, employees and agents, (iii) each person who controls any Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if any, and (iv) each of the directors, officers, partners, members, managers, stockholders, employees and agents of each such controlling person (each, an “Indemnified Person”), from and against any and all losses, claims, damages, liabilities, costs, (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii), collectively, “Violations”). Subject to the restrictions set forth in Section 6(C) with respect to the number of legal counsel, the Company shall reimburse the Purchasers and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the obligations of the Company contained in this Section 6(A): (i) shall not apply to the extent that a Claim arises out of or is based upon (A) a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto, (B) the failure of a Purchaser to comply with Section 4(C) or (C) the use by a Purchaser in connection with any sale or sales of Registrable Securities of a prospectus containing any untrue statement or omission of a material fact following notification by the Company in writing that such prospectus contains an untrue statement or omission of a material fact and receipt by the Purchaser of a corrected prospectus; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 10 hereof.

B.     Each Purchaser who holds such Registrable Securities agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(A), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent that such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and subject to Section 6(C) such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that (I) the obligations of a Purchaser contained in this Section 6(B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld, and (II) the Purchaser shall be liable under this Agreement (including this Section 6(B) and Section 7) for only that amount as does not exceed the gross proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 10 hereof.

C.     Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the threat or commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines, based upon the reasonable opinion of counsel, that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Purchasers if it holds Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

D.     The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim.

E.     No indemnifying party shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include the giving by the claimant to such Indemnified Party a release from all liability in respect to such claim or litigation.

7.            CONTRIBUTION. To the extent any indemnification by an indemnifying party required by the terms of this Agreement is prohibited or limited by law, the indemnifying party, in lieu of indemnifying the Indemnified Party, agrees to contribute with respect to any amounts for which it would otherwise be liable under Section 6 up to the amount paid or payable by the indemnifying party as a result of the Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Person or Indemnified Party, as the case may be, on the other hand, with respect to the Violation giving rise to the applicable Claim; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the amount of gross proceeds received by such seller from the sale of such Registrable Securities. The relative fault of the Company and the Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

8.            REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit each Purchaser to sell securities of the Company to the public, so long as the Registration Statement is effective and such Purchaser holds Registrable Securities, without registration (“Rule 144”), the Company agrees to:

i.     file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

ii.     furnish to each Purchaser so long as such Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities under Rule 144 without registration.

9.             SUSPENSION OF USE OF PROSPECTUS. Subject to Section 2(C), the Company may, by written notice to the Purchasers, (i) delay the filing of, or effectiveness of, a Registration Statement; or (ii) suspend such Registration Statement after effectiveness and require that the Purchasers immediately cease sales of Registrable Securities pursuant to such Registration Statement, if (a) the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement would result in a Violation and that the Company needs time to prepare an amendment or supplement to disclose such information or (b) the Company reasonably believes that the disclosure of such information is not, in the good faith judgment of the Board of Directors of the Company, in the best interests of the Company, in which case the Company shall furnish to the Purchasers a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company to disclose such material nonpublic information or events in the prospectus included in the registration statement (a “Suspension”). The Company shall not disclose such information or events to any Purchaser. If the Company requires the Purchasers to cease sales of Registrable Securities pursuant to a Suspension, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the effectiveness of the Registration Statements covering such Registrable Securities, and/or give written notice to the Purchasers authorizing them to resume sales pursuant to the Registration Statements. If, as a result thereof, the prospectuses included in the Registration Statements have been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectuses with the notice to the Purchasers given pursuant hereto, and the Purchasers shall make no offers or sales of Registrable Securities pursuant to the Registration Statements other than by means of such revised prospectus. The Company shall not cause a Suspension on more than two occasions during any twelve (12) month period or for more than thirty (30) days per such occasion.

10.           ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Purchaser to any Permitted Transferee under the Purchase Agreement to which all or any portion of the Registrable Securities are transferred if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement; provided that in the event that only a portion of the Registrable Securities of such Purchaser are transferred, only the Purchaser or only one Permitted Transferee designated by such Purchaser shall have the right to exercise rights hereunder on behalf of all holders of such Purchaser’s Registrable Securities.

11.           AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Purchasers holding at least a majority of the Registrable Securities then outstanding. Unless a Purchaser otherwise agrees, each amendment hereto must similarly affect each Purchaser. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Purchaser and the Company.

12.           UNDERWRITING. If at any time or from time to time during the effectiveness of a Registration Statement the Purchasers holding a majority of Registrable Securities propose to sell twenty five percent (25%) or more of the Registrable Securities held by such Purchasers, such Purchasers may, by notice to the Company, require that such sale occur through a firm commitment underwritten offering (or any other type of underwritten offering specified by such Purchasers) and, in such event, (i) the Company will promptly give written notice of such planned underwritten offering to all other Purchasers holding of Registrable Securities and will include in such registration (subject to any cutbacks demanded by the managing underwriter, which shall be imposed pro rata among the Purchasers holding such Registrable Securities on the basis of the number of Registrable Securities owned by each such Purchasers and subject to the other provisions of this Agreement) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt of the Company’s notice, (ii) the Company shall have the right to select the managing underwriter, subject to the approval (which may not be unreasonably withheld or denied) of the Purchasers holding a majority of the Registrable Securities to be included in such offering, and (iii) the Company shall promptly amend the Registration Statement to include any information reasonably requested to be included therein by the underwriters or Purchasers holding Registrable Securities. Purchasers holding Registrable Securities may request an underwritten offering pursuant to this Section 12 on not more than four (4) occasions in the aggregate (provided that no more than two (2) requests may be made in any one calendar year and a minimum of 90 days must elapse between the making of any such requests), it being understood that (x) the foregoing limitations applicable to underwritten offerings shall not be deemed to limit the obligations of the Company under this Agreement to keep the Registration Statement effective for the time period specified therein for use in connection with non-underwritten offerings and (y) the Purchasers holding Registrable Securities requesting such underwritten offering will be entitled to withdraw such request (such withdrawal to be effective only if (A) made within forty (40) days of the Company’s delivery of the notice to holders contemplated by clause (i) of this Section 12 or (B) made upon the failure to sell at least fifty percent (50%) of the Registrable Securities requested to be included in such underwritten offering. If requested by the underwriters for any underwritten offering pursuant to a registration contemplated by this Section 12, the Company shall enter into a customary underwriting agreement with the underwriters for such offering. Any such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 6. In connection with an underwritten public offering pursuant to this Section 12, the Company shall (i) cooperate with the selling holders of Registrable Securities, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling holders or the underwriters in connection therewith, (ii) obtain customary opinions and “cold comfort” letters and (iii) participate, to the extent reasonably requested by the managing underwriter for the offering or the selling holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in “roadshow” meetings with prospective investors upon reasonable notice to the Company and at mutually agreed-upon times and locations among the Company, the managing underwriter and the Purchasers) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

13.           MISCELLANEOUS.

A.     A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

B.     All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified, (ii) when received by email or confirmed facsimile, or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchasers as follows or at such other addresses as the Company or the Purchasers may designate upon ten (10) days’ advance written notice to the other party:

If to the Company:

KiOR, Inc.

13001 Bay Park Road

Pasadena, Texas 77507
Attn: Chief Financial Officer
Attn: General Counsel
Telephone: 281-694-8700
Fax: 281-694-8799
Email: John.Karnes@kior.com
Email: Chris.Artzer@kior.com

with a copy simultaneously transmitted by like means to:

Wilmer Cutler Pickering Hale and Dorr LLP

950 Page Mill Road

Palo Alto, CA 94304

Attention: Peter Buckland

Facsimile: (650) 858-6100
Email: Peter.Buckland@wilmerhale.com

If to a Purchaser, at its address as set forth on the Schedule of Purchasers attached to the Purchase Agreement.

C.     Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

D.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

E.     This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

F.     Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

G.     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

H.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

I.     Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

J.     All consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement shall be made by the Purchasers holding at least a majority of the Registrable Securities then outstanding (determined as if all Shares then outstanding had been converted into Registrable Securities) held by all Purchasers.

K.     Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

L.     For purposes of this Agreement, the term “Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term “Trading Day” means any day on which the Nasdaq Global Select Market, or if the Common Stock is not then traded on the Nasdaq Global Select Market the principal securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

KIOR, INC.,
a Delaware corporation

By:	/s/ Fred Cannon
Name:	Fred Cannon
Title:	President

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

PURCHASERS:
VNK MANAGEMENT, LLC

	By:	/s/ Neal Bhadkamar
	Name:	Neal Bhadkamkar
	Title:	Manager

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

PURCHASERS:
KFT TRUST, VINOD KHOSLA, TRUSTEE

	By:	/s/ Vinod Khosla
	Name:	Vinod Khosla
	Title:	Trustee

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

PURCHASERS:	Khosla Ventures III, LP
By: Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

	By:	/s/ Vinod Khosla
	Name:	Vinod Khosla
	Title:	Member

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

Purchasers

KHOSLA VENTURES III, LP

KFT TRUST, VINOD KHOSLA, TRUSTEE

VNK MANAGEMENT, LLC